RELATED PARTY FINANCING	12 Months Ended
Dec. 31, 2016
RELATED PARTY FINANCING
RELATED PARTY FINANCING

14. RELATED PARTY FINANCING

Venator receives financing from Huntsman International and its subsidiaries, which are related parties. The financing relates to Venator’s participation in a cash pooling program. See note “1. Description of Business, Recent Developments, Basis of Presentation and Summary of Significant Accounting Policies.”

Cash Pooling Program—Venator addresses cash flow needs by participating in a cash pooling program. The cash pool provides for the participating subsidiaries of Huntsman International to loan or borrow funds daily from the cash pool. The business records these transactions as either amounts receivable from affiliates or amounts payable to affiliates and reflects these transaction in “Net advances to affiliates” and “Net borrowings on affiliate accounts payable” in the investing and financing sections, respectively, in the combined statements of cash flows. Interest income is earned if Venator is a net lender to the cash pool and paid if Venator is a net borrower from the cash pool based on a variable interest rate determined from time to time by Huntsman International. See note “1. Description of Business, Recent Developments, Basis of Presentation and Summary of Significant Accounting Policies.”

Notes Receivable and Payable of Venator to Subsidiaries of Huntsman International—As of December 31, 2016 and 2015, Venator had notes receivable outstanding from affiliates of $57 million and $327 million, respectively, and notes payable outstanding to affiliates totaling $882 million and $1,023 million, respectively. The borrowers and lenders are subsidiaries of Huntsman International and the notes are unsecured. Under the terms of the notes, Venator promises to pay interest on the unpaid principal amounts at a rate per annum as agreed upon from time to time by Huntsman International and Venator. As of December 31, 2016, the average interest rate on notes receivable and notes payable was 4%.

A/R Programs—Certain of our entities participate in the accounts receivable securitization programs (“A/R Programs”) sponsored by Huntsman International. Under the A/R Programs, these entities sell certain of their trade receivables to Huntsman International. Huntsman International grants an undivided interest in these receivables to a SPE, which serve as security for the issuance of debt of Huntsman International. These entities continue to service the securitized receivables. As of December 31, 2016 and 2015, Huntsman International had $106 million and $110 million, respectively, of net receivables in their A/R Programs and reflected on their balance sheet associated with Venator. The entities allocated losses on the A/R Programs for the years ended December 31, 2016, 2015 and 2014 were $5 million, $3 million and $4 million, respectively. The allocation of losses on sale of accounts receivable is based upon the pro‑rata portion of total receivables sold into the securitization program as well as other program and interest expenses associated with the A/R Programs. On April 21, 2017, Huntsman International amended its accounts receivable securitization facilities, which among other things removed existing receivables sold into the program by the Pigments and Additives business. In addition, after April 21, 2017 receivables generated by the Pigments and Additives legal entities will no longer participate in the Huntsman A/R Program sponsored by Huntsman.